         EXERCISABLE ON OR BEFORE, AND VOID AFTER,
         5:00 P.M. MINNEAPOLIS TIME, AUGUST 8, 2003

Series P                  Certificate for 1,642,143 Warrants


            WARRANTS TO PURCHASE COMMON STOCK OF
               VALUEVISION INTERNATIONAL, INC.
    INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES that Montgomery Ward & Co., Incorporated, is the owner of the number of Warrants set forth above, each of which represents the right to purchase from ValueVision International, Inc., a Minnesota corporation (the "Company"), at any time on or before 5:00 Minneapolis time, August 8, 2003, upon compliance with and subject to the conditions set forth herein and in the Amended and Restated Warrant Agreement dated as of July 27, 1996 among the Company, Montgomery Ward & Co., Incorporated and Montgomery Ward Direct, L.P. (the "Warrant Agreement"), one share (subject to adjustments as set forth in the Warrant Agreement) of the Common Stock of the Company (such shares purchasable upon exercise of the Warrants being herein called the "Shares"), by surrendering this Warrant Certificate, with the Purchase Form duly executed, at the principal office of the Company, and by paying in full, in cash or by certified or official bank check payable to the order of the Company, the exercise price of $.01 per share.

     This Warrant Certificate is issued under and is subject to the terms and conditions of the Warrant Agreement and the Warrant Agreement is hereby incorporated by reference into this Warrant Certificate.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED WITHOUT (I) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

RESTRICTION ON TRANSFER AND VOTING, REDEMPTION IF TRANSFER RESTRICTIONS VIOLATED. THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, PROVIDE THAT, EXCEPT AS OTHERWISE PROVIDED BY LAW, SHARES OF STOCK IN THE CORPORATION SHALL NOT BE TRANSFERRED TO "ALIENS" UNLESS, AFTER GIVING EFFECT TO SUCH TRANSFER, THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" WILL NOT EXCEED 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE CORPORATION, AND THE AGGREGATE VOTING POWER OF SUCH SHARES WILL NOT EXCEED 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE

CORPORATION.  NOT MORE THAN 20% OF THE AGGREGATE VOTING
POWER OF ALL SHARES OUTSTANDING ENTITLED TO VOTE MAY BE
VOTED BY OR FOR THE ACCOUNT OF "ALIENS".  IF,
NOTWITHSTANDING SUCH RESTRICTION ON TRANSFERS TO "ALIENS",
THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE
ACCOUNT OF "ALIENS" EXCEEDS 20% OF THE NUMBER OF SHARES OF
OUTSTANDING STOCK OF THE CORPORATION, OR IF THE AGGREGATE
VOTING POWER OF SUCH SHARES EXCEEDS 20% OF THE AGGREGATE
VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF
THE CORPORATION, THE CORPORATION HAS THE RIGHT TO REDEEM
SHARES OF ALL CLASSES OF CAPITAL STOCK, AT THEIR THEN FAIR
MARKET VALUE, ON A PRO RATA BASIS, OWNED BY OR FOR THE
ACCOUNT OF ALL "ALIENS" IN ORDER TO REDUCE THE NUMBER OF
SHARES AND/OR PERCENTAGE OF VOTING POWER HELD BY OR FOR THE
ACCOUNT OF "ALIENS" TO THE MAXIMUM NUMBER OR PERCENTAGE
ALLOWED UNDER THE RESTATED ARTICLES OF INCORPORATION, AS
AMENDED, OR OTHERWISE REQUIRED BY APPLICABLE FEDERAL LAW.
AS USED HEREIN, "ALIENS" MEANS ALIENS AND THEIR
REPRESENTATIVES, FOREIGN GOVERNMENTS, AND THEIR
REPRESENTATIVES, AND CORPORATIONS ORGANIZED UNDER THE LAWS
OF A FOREIGN COUNTRY, AND THEIR REPRESENTATIVES.

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND
CONDITIONS OF AN AMENDED AND RESTATED WARRANT AGREEMENT
DATED AS OF JULY 27, 1996, A COPY OF WHICH IS ON FILE AT THE
REGISTERED OFFICE OF THE COMPANY.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant Certificate on the 24th day of September, 1996.

                           VALUEVISION INTERNATIONAL, INC.


                              By: /s/ ROBERT L. JOHANDER
                              Its: Chief Executive Officer

TO:  ValueVision International, Inc.
     6740 Shady Oak Road
     Minneapolis, MN 55344


                        PURCHASE FORM
 (To be Executed in Order to Exercise Warrant Certificates)


     The undersigned hereby irrevocably elects to exercise
___________________* of the Warrants represented by the Series P Warrant Certificate and to purchase for cash the Shares issuable upon the exercise of said Warrants and requests that certificates for such Shares shall be issued in the name of the undersigned.


Dated:______________



                              By:
                              Its:






*Insert here the number of Warrants evidenced on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash which, pursuant to the adjustment provisions referred to in this Warrant Certificate, may be deliverable upon exercise.

         EXERCISABLE ON OR BEFORE, AND VOID AFTER,
         5:00 P.M. MINNEAPOLIS TIME, AUGUST 8, 2003

Series P                  Certificate for 2,200,000 Warrants


            WARRANTS TO PURCHASE COMMON STOCK OF
               VALUEVISION INTERNATIONAL, INC.
    INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES that Montgomery Ward & Co., Incorporated, is the owner of the number of Warrants set forth above, each of which represents the right to purchase from ValueVision International, Inc., a Minnesota corporation (the "Company"), at any time on or before 5:00 Minneapolis time, August 8, 2003, upon compliance with and subject to the conditions set forth herein and in the Amended and Restated Warrant Agreement dated as of July 27, 1996 among the Company, Montgomery Ward & Co., Incorporated and Montgomery Ward Direct, L.P. (the "Warrant Agreement"), one share (subject to adjustments as set forth in the Warrant Agreement) of the Common Stock of the Company (such shares purchasable upon exercise of the Warrants being herein called the "Shares"), by surrendering this Warrant Certificate, with the Purchase Form duly executed, at the principal office of the Company, and by paying in full, in cash or by certified or official bank check payable to the order of the Company, the exercise price of $.01 per share.

     This Warrant Certificate is issued under and is subject to the terms and conditions of the Warrant Agreement and the Warrant Agreement is hereby incorporated by reference into this Warrant Certificate.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED WITHOUT (I) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

RESTRICTION ON TRANSFER AND VOTING, REDEMPTION IF TRANSFER RESTRICTIONS VIOLATED. THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, PROVIDE THAT, EXCEPT AS OTHERWISE PROVIDED BY LAW, SHARES OF STOCK IN THE CORPORATION SHALL NOT BE TRANSFERRED TO "ALIENS" UNLESS, AFTER GIVING EFFECT TO SUCH TRANSFER, THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" WILL NOT EXCEED 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE CORPORATION, AND THE AGGREGATE VOTING POWER OF SUCH SHARES WILL NOT EXCEED 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE

CORPORATION.  NOT MORE THAN 20% OF THE AGGREGATE VOTING
POWER OF ALL SHARES OUTSTANDING ENTITLED TO VOTE MAY BE
VOTED BY OR FOR THE ACCOUNT OF "ALIENS".  IF,
NOTWITHSTANDING SUCH RESTRICTION ON TRANSFERS TO "ALIENS",
THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE
ACCOUNT OF "ALIENS" EXCEEDS 20% OF THE NUMBER OF SHARES OF
OUTSTANDING STOCK OF THE CORPORATION, OR IF THE AGGREGATE
VOTING POWER OF SUCH SHARES EXCEEDS 20% OF THE AGGREGATE
VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF
THE CORPORATION, THE CORPORATION HAS THE RIGHT TO REDEEM
SHARES OF ALL CLASSES OF CAPITAL STOCK, AT THEIR THEN FAIR
MARKET VALUE, ON A PRO RATA BASIS, OWNED BY OR FOR THE
ACCOUNT OF ALL "ALIENS" IN ORDER TO REDUCE THE NUMBER OF
SHARES AND/OR PERCENTAGE OF VOTING POWER HELD BY OR FOR THE
ACCOUNT OF "ALIENS" TO THE MAXIMUM NUMBER OR PERCENTAGE
ALLOWED UNDER THE RESTATED ARTICLES OF INCORPORATION, AS
AMENDED, OR OTHERWISE REQUIRED BY APPLICABLE FEDERAL LAW.
AS USED HEREIN, "ALIENS" MEANS ALIENS AND THEIR
REPRESENTATIVES, FOREIGN GOVERNMENTS, AND THEIR
REPRESENTATIVES, AND CORPORATIONS ORGANIZED UNDER THE LAWS
OF A FOREIGN COUNTRY, AND THEIR REPRESENTATIVES.

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND
CONDITIONS OF AN AMENDED AND RESTATED WARRANT AGREEMENT
DATED AS OF JULY 27, 1996, A COPY OF WHICH IS ON FILE AT THE
REGISTERED OFFICE OF THE COMPANY.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant Certificate on the 24th day of September, 1996.

                           VALUEVISION INTERNATIONAL, INC.


                              By: /s/ ROBERT L. JOHANDER
                              Its: Chief Executive Officer

TO:  ValueVision International, Inc.
     6740 Shady Oak Road
     Minneapolis, MN 55344


                        PURCHASE FORM
 (To be Executed in Order to Exercise Warrant Certificates)


     The undersigned hereby irrevocably elects to exercise
___________________* of the Warrants represented by the Series P Warrant Certificate and to purchase for cash the Shares issuable upon the exercise of said Warrants and requests that certificates for such Shares shall be issued in the name of the undersigned.


Dated:______________



                              By:
                              Its:






*Insert here the number of Warrants evidenced on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash which, pursuant to the adjustment provisions referred to in this Warrant Certificate, may be deliverable upon exercise.